UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2023
Date of Report (Date of Earliest Event Reported)

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York 14513
(Address of principal executive offices) (Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value per share	ULBI	NASDAQ
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 19, 2023, Ultralife Corporation (“the Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Only stockholders of record at the close of business on May 25, 2023 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 16,143,193 shares of common stock outstanding and entitled to vote, of which 13,596,056 (84.22%) were present in person or by proxy, representing a quorum. The results of stockholder voting on the proposals presented were as follows:

1. The Company’s stockholders elected five Directors, all of whom constitute the Company’s entire Board of Directors, to serve for a term of one year and until their successors are duly elected and qualified. The number of shares that (i) voted for the election of each Director, (ii) withheld authority to vote for each Director, and (iii) were broker non-votes, are set forth in the table below.

Director	For	Withheld	Broker Non-Votes

Michael E. Manna Janie Goddard	11,145,045 11,152,413	96,339 88,971	2,354,672 2,354,672
Thomas L. Saeli	10,310,510	930,874	2,354,672
Robert W. Shaw II	10,971,487	269,897	2,354,672
Bradford T. Whitmore	10,956,195	285,189	2,354,672

2. The Company’s stockholders ratified the selection of the Company’s independent registered public accounting firm as Freed Maxick CPAs, P.C. for 2023. The number of shares that (i) voted for the ratification of the accounting firm, (ii) voted against the ratification, and (iii) abstained from the vote are set forth in the table below.

For	Against	Abstain
13,565,365	15,728	14,963

3. The Company’s shareholders approved an advisory resolution on executive compensation. The number of shares that (i) voted for the resolution, (ii) voted against the resolution, (iii) abstained from the vote, and (iv) were broker non-votes, are set forth in the table below.

For	Against	Abstain	Broker Non-Votes
11,040,202	162,753	38,429	2,354,672

4. The Company’s shareholders indicated their preference, on a non-binding advisory basis, that the frequency of future advisory votes on executive compensation be “3 Years”. The number of shares that (i) voted for 1 Year, (ii) voted for 2 Years, (iii) voted for 3 Years, and (iv) abstained from the vote, are set forth in the table below.

1 Year	2 Years	3 Years	Abstain
2,803,398	30,850	8,390,107	17,029

In consideration of the voting results of the Annual Meeting and other factors, the Board of Directors has determined that the frequency of future advisory votes on executive compensation will be three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2023		ULTRALIFE CORPORATION

	By:	/s/ Philip A. Fain
Philip A. Fain
Chief Financial Officer and Treasurer